BUSINESS DEVELOPMENT PLAN	HBSL

CORPORATE SUMMARY

Headquartered in Houston, TX, House of Brussels Chocolates, Inc. (OTCBB: HBSL) is a premier manufacturer of gourmet, high quality Belgian chocolates. With manufacturing plants in Vancouver and San Francisco, HBSL has a production capacity of $35 million in annual revenue.

HBSL's signature product is the chocolate hedgehog, which marries the traditional Belgian symbol of good luck (i.e., the hedgehog) with taste (i.e., chocolate) for a strong customer appeal.

Even though many of HBSL’s 100 products are based on its signature hedgehog, including the recently released Sonic The Hedgehog® chocolate bar – under license from SEGA® of America, Inc., (Press Release: April 16, 2003) our future sales growth is directed towards emerging market trends. In addition to a broad spectrum of products in the Gourmet/Ultra-Gourmet category, HBSL now manufactures a complete line of no-sugar-added/low-carbohydrate line of chocolate bars and truffles and several nutritional supplement bars.

Our clients include Suzanne Somers, Nordstrom, Macy’s, Marshall’s, Costco, The US Army and Navy, and many others. Our products have a long track record of customer acceptance and they are manufactured to the highest standards as evidenced by a number of product and marketing awards. In addition to house brands, HBSL creates custom packaging, shaping and sizing as well as private labels for several major North American retailers – as one would expect from a diversified manufacturer.

From 1983 to 2002, House of Brussels Chocolates was a regional retail chocolate player with fluctuating sales and profitability, despite its established reputation for producing premium products. When House of Brussels Chocolates was acquired in May 2002 and taken public via reverse merger, new Management recognized the need to capitalize on its greatest asset – its products.

In less than two years, HBSL new management team has:

  Substantially increased wholesale revenues
  Eliminated redundant staff
  Simplified and pared product lines
  Closed marginal retail operations
  Sold profitable retail operations – HBSL now acts as a wholesaler to these operations
  Greatly improved manufacturing efficiency and operating margins
  Dramatically slashed operating losses
  Developed numerous innovative products
  Set the stage for profitability

The results for HBSL’s first year of reinvention are compelling. In fiscal 2003 (i.e., the year ended April 30, 2003), HBSL achieved revenues in the amount of $3,046,851 compared to revenues of $2,270,452 for fiscal 2002, representing a 34% increase. However, this does not tell the whole story. As part of HBSL’s restructuring plan, retail sales channels were abandoned in 2003. In line with revised business objectives, HBSL then posted a 134% increase in wholesale revenues for 2003 and brought revenues derived from wholesale operations up to 96% of total revenues, as compared to 55% the year before. (Press Release: August 7, 2003)

Emerging as an international manufacturer, HBSL has increased efficiency and capacity and intends to focus on higher margin niche markets such as Gourmet/Ultra-Gourmet, Low-Carb and Supplement-Fortified chocolates. In fact, we foresee such an opportunity in the latter category that we recently incorporated a subsidiary ChocoMed, Inc. (“ChocoMed”) to act as an umbrella company for HBSL’s interest in investigating the use of chocolate as a carrier for dietary supplements, functional foods and pharmaceutical compounds to treat various medical conditions. (Press Release: February 5, 2004)

With our transition phase complete, HBSL is now poised for significant expansion and profitability.

BUSINESS DEVELOPMENT PLAN	HBSL

2003 CORPORATE MILESTONES

  Maintained agreement with Suzanne Somers as exclusive manufacturer for her Low-Carb chocolates

  Obtained 4-year North American licensing agreement with SEGA for Sonic The HedgehogUchocolate products

  Initiated US rollout for several product lines

  Produced first supplement-fortified chocolate bar for Culinova, Inc.

  Created Medical Advisory Board

  Acquired the assets and clientele of The Candy Jar, Inc.

2004 (Year-to-Date) CORPORATE MILESTONES

  Integrated Candy Jar products and clients into the HBSL structure

  Revitalized Truffelinos Brand as a private label for a Major Corporation

  Incorporated ChocoMed, Inc. subsidiary for new product development and research

  Added Richard Siemens and Dr. William Donovan to Board of Directors

  Expanded Medical Advisory Board to 4 members

  Appointed Senior Vice President of Sales

2004 EXPANSION PRIORITIES

  Increase sales towards goal of achieving 100% utilization of our manufacturing capacity

  Aggressively widen all three sales channels – private labels, house brands, and licensing

  Further increase both gross and net margins by continuing to increase manufacturing efficiency

  Continue to focus on wholesale clients with annual purchasing capacity in excess of $1,000,000

  Continue to create, introduce and distribute innovative, high-margin chocolate products

  Complete corporate headquarters relocation to Houston, TX

BUSINESS DEVELOPMENT PLAN	HBSL

THE MARKET

Market statistics demonstrate the tremendous opportunity to execute our priority list:

  Annual chocolate consumption = 3.1 billion pounds
  Annual chocolate sales (wholesale) = $8.5 billion
  Annual chocolate sales (retail) = $14 billion
  Chocolate sales = 55% of the confection industry
  1% market share = $85 Million in annual wholesale revenue

ORGANIC GROWTH STRATEGY

HBSL is focused on four types of business development:

New Product Innovation

HBSL is a forward-looking company. As such we moved into the low-carb arena 18 months ago. Then, five months ago, we established a Medical Advisory Board under the guidance of William F. Donovan, MD, to investigate and research the use of chocolate as a carrier for dietary supplements, functional foods and pharmaceutical compounds to treat various medical conditions. (Press Release: October 13, 2004) These are both exceptionally exciting and evolving fields that merit serious investment of capital and resources in order for HBSL to emerge as a market leader.

Private Label Manufacturing, Brand Development and Sales

HBSL is a soup-to-nuts private label manufacturer. From design, packaging, recipes, shapes and logistics, HBSL helps its clients in every aspect of product development in order to best service their own clients. For example, SLC Sweets, a company owned and operated by international spokesperson Suzanne Somers, is HBSL’s largest private label client. Over the last 18 months, HBSL has co-developed nearly 20 new products, all in the exploding low-carbohydrate/no-sugar-added arena. Sold exclusively through the Home Shopping Network and the SomerSweet website (www.somersweet.com) these products are specifically tailored to Suzanne Somers core audience of health and weight conscious women aged 30-50. Other private label clientele include Nordstrom and numerous airlines, cruise lines and hotels.

National Expansion of Established Regional Products

With the recent hiring of well-respected food industry executive Bradley Romens as Senior Vice President of Sales (Press Release: January 8, 2004) HBSL is now expanding distribution of its house-branded chocolate line throughout North America. A single, but clear, example of opportunity lies with Costco. Having done business with Costco (Western Canada Division) for several years and achieving 95%+ sell-through rates, other regional Costco divisions have expressed interest in carrying our time-tested Hedgehog line. Mr. Romens was hired specifically because of his track record for executing distribution expansions.

Manufacturing and Sales under License

Product licensing is a multi-billion dollar global industry. HBSL has capitalized on a small fraction of that business by negotiating a 4-year North American licensing agreement with SEGA of America Inc. to develop and market chocolate products based on their top-selling franchise, Sonic The Hedgehog®. As such, HBSL developed 10g mini-pieces and 44g chocolate bars embossed with Sonic’s likeness for the convenience and grocery stores distribution channels.

BUSINESS DEVELOPMENT PLAN	HBSL

ACQUISITION GROWTH STRATEGY

The confectionary industry is notoriously fragmented and typically operated like “Mom & Pop” businesses. With two acquisitions under their belt, Management has the proven ability to apply best business practices in this niche industry by acquiring, revitalizing and turning around small, high-quality chocolate manufacturers that are either undercapitalized or lack sales and marketing skills (or both). By coupling our business acumen with a publicly traded stock we have positioned ourselves to make opportunistic acquisitions. (Press Release: November 20, 2003)

SALES GROWTH STRATEGY

Our sales focus is to build long-term relationships with retailers of significant size. With the capacity to make annual purchases in the $1 MM to $20 MM range, our target customers necessarily have a “year-round” focus that will help attenuate the cyclical nature of the notoriously seasonal chocolate business.

HBSL spent most of fiscal 2003 cultivating and establishing top-tier wholesale clients.

In addition to the clients previously mentioned (i.e., Suzanne Somers/SLC Sweets, Nordstrom, Macy’s, Marshall’s, Costco, The US Army and Navy), HBSL has also added several smaller wholesale clients including TJ Maxx, Hickory Farms, Home Outfitters, Overwaitea Food Group, and Winners just during the last year alone.

From a product perspective, our intent is to focus on the 20% of American chocolate sales that represent the fastest growth segments in the chocolate industry, namely Gourmet, Ultra-Gourmet, No-Sugar-Added/Low-Carb and Supplement-Fortified chocolates. Accordingly, HBSL has trimmed its product offerings to match our target audience(s).

All of our product lines have excellent margins, and when developed, we expect our ChocoMed products to be our highest margin products. We are very excited about this latter (and new) market segment since it will not involve cannibalization of market share from other niches.

As shown in Table 1, HBSL offers seven major product categories. Each product line contains a number of box sizing and flavor options (SKUs) but the individual chocolate components are identical from a manufacturing standpoint. Our sales focus is weighted towards our Classic Collection and Truffelinos line, both of which have No-Sugar-Added/Low-Carb complements, our gourmet Chocolatier’s Choice line and our No-Sugar-Added/Low-Carb house brand, as margins and underlying market growth are highest with these products.

Very recently, HBSL entered into negotiations with a major corporation (we are under non-disclosure at this time) to recast our Truffelinos line as a private label/in-house brand for them. This multi-million dollar national account represents an exciting development that will have a serious impact on our revenue growth. The scale of this type of contract will further allow HBSL to expand margins as a consequence of lower cost of sales and higher manufacturing efficiency.

Looking forward, it is these types of clients that we are most interested in pursuing.

Under the leadership of recently appointed Senior Vice President Sales, Bradley Romens we fully expect to capitalize on the ground work completed in 2003.

BUSINESS DEVELOPMENT PLAN	HBSL

TABLE 1. PRODUCT CATEGORIES AND ATTRIBUTES

Chocolate Class	Product Line (Est. 2005%)	Distribution Channel(s)	Market Strategy(s)	Competitive Advantages
Ultra-Gourmet	Chocolatier’s Choice (5%)	Top-tier retail chains	Sell Godiva-level quality at 1/3 the price Impress gourmet retailer with superior quality	Low-cost/high-quality ratio is tough to match Superior packaging gives perception of great value
Ultra-Gourmet	Habits (10%)	Nordstrom exclusive	Sell higher than Godiva quality at 1/2 the price	Private label contract Handmade chocolate has no peers
Gourmet	Classic Collection (20%)	Costco Xmas Mid-tier/Big Box retailers	Undercut mid-market brands like Russell Stover etc. Provide flexible packaging/sizing options	Hedgehog trademark Price point Long track record of seasonal sell through
Gourmet	Truffelinos (30%)	Major Corporation exclusive	Undercut mid-market brands like Russell Stover etc. Provide “house brand” without using “house label”	Private label contract Price point
Low-Carb	No-Sugar-Added/Low-Carb (20%)	SomerSweet exclusive Various quality levels to match requirements of mid-tier thru to top-tier retailers	No-sugar-added adaptations of all HBSL product lines are underway Provides complement to regular chocolate lines Develop and market HBSL’s own brand in addition to private label	Unique recipes Best taste in the industry Maltitol contracts
Gourmet and/or Low-Carb	Supplement Fortified (5%)	Natural/Organic retailers Vitamin and Supplement chains	Provide highest quality under well-known brands (private label)	In the first wave of manufacturers to reach market
Licensed Product	Sonic The Hedgehog (10%)	Grocery Convenience stores	Provide entry point chocolate bar for mass market appeal	Hedgehog trademark 4-year SEGA license Sonic brand name

BUSINESS DEVELOPMENT PLAN	HBSL

FINANCIAL PROJECTIONS

In HBSL’s 18 months of reinvention we have surrendered our retail business to focus solely on wholesale opportunities – an exercise that is now bearing fruit. Actual 2002 fiscal results showed HBSL losing $1.3M on revenues of $2.2M. In HBSL’s first year as a public company the turnaround was fairly dramatic with the loss being trimmed to $0.5M on revenue of $3.5M.

Looking forward, HBSL intends to utilize its production capacity of $35M inside of 24 months. With costs under control and efficiencies up, Management estimates that $3M in sales approximately equates to a break-even situation for HBSL. It is hoped that 20% of revenues beyond $3M will flow to HBSL’s bottom line in the form of earnings (EBITDA).

Sales beyond $35M will require some capital equipment outlays. Management is currently making financial and manufacturing plant decisions to accommodation for growth into the $100M production capacity range.

FINANCING OPPORTUNITIES

Outside of free cash flow generated from business operations and investment funds received from the exercise of warrants, HBSL anticipates new investment needs of approximately $2M for new equipment purchases, $5M of revolving credit line expansion and $2M for acquisitions and business development.

SUMMARY

HBSL has completed an aggressive reinvention program. We are now implementing an aggressive expansion campaign. Management has identified and landed substantial new customers while simultaneously developing several new and exciting products. Management has integrated another acquisition and is actively seeking additional targets.

INVESTMENT HIGHLIGHTS

  An excellent turnaround and rebirth story – dual benefit of organic growth coupled with an acquisition strategy in a $14 billion fast growing industry

  Highly innovative new chocolate products including a low-carb line and several supplement bars

  ChocoMed subsidiary headed by internationally renowned Doctors set to research the use of chocolate as a delivery agent for nutritional supplements, medicines and medications

  Exceptional quality/Price ratios for entire product line while maintaining excellent margins

  With recent acquisition, existing plant capacity allows for top line growth of 500% with only minor PP&E costs

  Executive and Sales compensation tied directly to performance

  Strong debt-free balance sheet

BUSINESS DEVELOPMENT PLAN	HBSL

PUBLIC COMPANY INFORMATION

Ticker Symbol:	HBSL
Shares Outstanding:	21,176,562
Fully Diluted:	29,178,056

52-week Trading Range:	$0.35 - $1.99
Recent Price:	$1.85

Management and Directors

Grant Petersen, Chairman
Dr. John Veltheer, Chief Operating Officer
Dr. William Donovan, Director
Richard Siemens, Director

CONTACT INFORMATION

Business Development and Investor Relations

John Veltheer, PhD
Tel: 800.661.1524

Houston Office	San Francisco Office	Vancouver Office

4550 Post Oak Place	2065 Oakdale Avenue	750 Terminal Avenue
Suite 175	San Francisco, CA	Suite 208
Houston, TX	94124	Vancouver, BC
77027		V6A 2M5

Tel: 713.960.9903	Tel: 415.550.8846	Tel: 800.661.1524
Fax: 713.961.2940	Fax: 415.550.8359	Fax: 604.687.0142

The information presented contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussion with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact may be forward-looking statements. Forward-looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Readers are cautioned not to place undue reliance on the forward-looking statements made in this document.